Prepayments (Tables)	12 Months Ended
Dec. 31, 2025
Prepayments [Abstract]
Schedule of Prepayments

Prepayments consist of the following:

	December 31, 2025	December 31, 2024
Prepayments
Prepayment – fuel expenses[1]	$18,967,434	$7,455,660
Prepayment – subcontractor costs	2,460,682	189,842
Prepayment – material purchase[2]	4,930,883	-
Prepayment – insurance expenses	153,270	114,978
Prepayment -highway bridge expenses	911,075	-
Prepayment – others	24,403	26,076
Total prepayments	$27,447,747	$7,786,556

1.	Due to significant volatility in fuel prices in the market, the Company has sought to optimize its overall cost structure by purchasing fuel when prices are relatively low for future consumption. This strategy is intended to mitigate the risk of excessive operating costs resulting from substantial increases in fuel prices. Prepaid fuel expenses primarily represent advance payments made to five fuel suppliers. In addition, in anticipation of substantial growth in its operations in the coming years, the Company has increased its prepaid fuel balances to support expected future fuel requirements.

2.	As of December 31, 2025, the Company had entered into two material purchase agreements with Tline Supply Chain Management Co., Ltd. and Anji Nengqi Technology Co., Ltd. for total consideration of $640,940 and $4,289,943, respectively. Subsequent to year-end and as of the date of this report, both agreements were cancelled, and the related prepaid amounts were fully refunded to the Company.